1-A: Item 6. Unregistered Securities Issued or Sold Within One Year

Unregistered Securities Issued or Sold Within One Year

Unregistered Securities Issued

(a) Name of the Issuer	(b)(1) Title of the Securities Issued (Each a Series Membership Interest for the Series Identified Below)	(b)(2) Total Amount of Such Securities Issued

(b)(3) Amount of such securities sold by or for the account of any person who at the time was a director, officer, promoter, or principal securityholder of the issuer of such securities, or was an underwriter of any securities of such issuer.

				(c)(1) Aggregate Consideration for which the securities were issued	(c)(1) basis for computing the amount thereof

(c)(2) Aggregate consideration for which the securities listed in (b)(3) of this item (if any) were issued and the basis for computing the amount thereof (if different from the basis described in (c)(1)).

(d) Indicate the section of the Securities Act or Commission rule or regulation relied upon for exemption from the registration requirements of such Act and state briefly the facts relied upon for such exemption

VV Markets LLC	VV-BDXM1	4,000	$0	$200,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-PFGV	1,640	$0	$82,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-BDX2K	1,760	$0	$176,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-BXEP21	4,600	$0	$230,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-CDVM	1,000	$0	$100,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-CHBL1	600	$0	$30,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DRC15	760	$0	$76,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DRCRC1	1,000	$0	$100,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-KGC2	1,580	$0	$158,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-MACAL2	1,050	$0	$105,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-MACAL3	1,300	$0	$130,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-MVRM	3,100	$0	$155,000	$50	$0	Regulation A of the Securities Act

VV Markets LLC	VV-POM1	1,100	$0	$110,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-BOW50	600	$0	$60,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-CCC1	870	$0	$87,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DL19	630	$0	$63,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DRCH17	880	$0	$88,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-HAWV	1,060	$0	$53,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-LAF19	920	$0	$46,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-MACFC	1,320	$0	$66,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-MARG1	980	$0	$98,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-RTBC	1,020	$0	$102,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-SAIC	680	$0	$68,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-TLC1	790	$0	$79,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-BOW2	1,120	$0	$56,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DP08	1,700	$0	$85,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DRC09	1,050	$0	$105,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DRCH14	1,440	$0	$72,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-DRCH19	1,940	$0	$194,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-ITRC	1,460	$0	$73,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-KCSK	3,150	$0	$315,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-KGC3	860	$0	$86,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-KGC4	1,280	$0	$64,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-MACAL4	800	$0	$80,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-YAM1	780	$0	$39,000	$50	$0	Regulation A of the Securities Act
VV Markets LLC	VV-BOMA	700	$0	$70,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-CHJC	690	$0	$69,000	$100	$0	Regulation A of the Securities Act

VV Markets LLC	VV-GUGL1	610	$0	$61,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-HBC1	1,220	$0	$122,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-HIB1	650	$0	$65,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-KGC5	530	$0	$53,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-LAT1	820	$0	$82,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-LBV1	1,020	$0	$102,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-SCC1	595	$0	$59,500	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-SPAN2	720	$0	$72,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-KGC6	650	$0	$65,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-SCC2	1,130	$0	$113,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-GCW1	525	$0	$52,500	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-MACAL5	2,150	$0	$215,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-CALC1	1,000	$0	$100,000	$100	$0	Regulation A of the Securities Act
VV Markets LLC	VV-HCC1	1,180	$0	$118,000	$100	$0	Regulation A of the Securities Act